                                                                   EXHIBIT 10.26

                               UTi Worldwide Inc.

                                 October 3, 2000


Mr. David Cheng
6th and 7th Floors, Leahander Centre
28 Wang Wo Tsai Street
Tsuen Wan
New Territories
Hong Kong

         Re: Asset Purchase Agreement

Gentlemen:

         Reference is made to that certain Asset Purchase Agreement (the "Agreement"), dated as of 25 August 2000, among Continental Air Express (HK) Limited, Continental Container Lines Limited, UTi (HK) Limited (f/k/a Union-Transport (HK) Limited), Cheng Kwan Kok David, Lai Kwok Fai, Lewis Billy Barnhill, Francis Raymond Bello, Albert Patrick Cataldo, Chan Kwan Hang, Chau Hak Cheong, Cheng Kwan Lung, Ng Chun Ka, Ng Sai Kuen and UTi Worldwide Inc ("UTi Worldwide"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement. This letter memorializes the parties' prior agreements concerning amendments to the Agreement. The Agreement is amended as follows:

         1. All references to "31 October 2000" in Section 3.1.2 of the Agreement are hereby deleted and replaced with references to "30 November 2000".

         2. This letter is binding upon each party when and as signed by such party. This letter agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same letter agreement.

         Please indicate your agreement with this letter agreement by signing below and returning the executed copy to the undersigned.


                                            UTi WORLDWIDE INC.


                                            By: /s/ Alan Draper
                                                --------------------------------
                                                Name: Alan Draper
                                                Title: Authorized Representative



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Mr. Lai Kwok Fai
Mr. Jeffrey Cheng
October 3, 2000
Page 2



AGREED AND ACCEPTED:

LAI KWOK FAI

         /s/ Lai Kwok Fai
------------------------------------


CHAU HAK CHEONG

         /s/ Chau Hak Cheong
------------------------------------


CONTINENTAL AIR EXPRESS (HK) LIMITED

By: /s/ Cheng Kwan Kok, David
    --------------------------------
    Name: Cheng Kwan Kok, David
    Title: Authorized Representative


CONTINENTAL CONTAINER LINES LIMITED

By: /s/ Cheng Kwan Kok, David
    --------------------------------
    Name: Cheng Kwan Kok, David
    Title: Authorized Representative


UTi (HK) LIMITED
(f/k/a Union-Transport (HK) Limited)

By: /s/ Alan Draper
------------------------------------
    Name: Alan Draper
    Title: Authorized Representative

Mr. Lai Kwok Fai
Mr. Jeffrey Cheng
October 3, 2000
Page 3


LAI KWOK FAI

     /s/ Lai Kwok Fai
------------------------------------


LEWIS BILLY BARNHILL

     /s/ Lewis Billy Barnhill
------------------------------------


FRANCIS RAYMOND BELLO

     /s/ Francis Raymond Bello
------------------------------------


ALBERT PATRICK CATALDO

     /s/ Albert Patrick Cataldo
------------------------------------


CHAN KA MING

     /s/ Chan Ka Ming
------------------------------------


CHAN KWAN HANG

     /s/ Chan Kwan Hang
------------------------------------


CHENG KWAN LUNG

     /s/ Cheng Kwan Lung
------------------------------------




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Mr. Lai Kwok Fai
Mr. Jeffrey Cheng
October 3, 2000
Page 4


NG CHUN KA

         /s/ Ng Chun Ka
------------------------------------


NG SAI KUEN

         /s/ Ng Sai Kuen
------------------------------------